UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 2, 2005

Capital One Auto Receivables, LLC

Capital One Prime Auto Receivables Trust 2005-1

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-125612 333-125612-01	31-1750007 51-6567296
(Commission File Number)	(Registrant’s I.R.S. Employer Identification No.)

140 E. Shore Drive, Room 1052-D Glen Allen, Virginia	23059
(Address of Principal Executive Offices)	(Zip Code)

(804) 290-6736

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 30, 2005, Capital One Prime Auto Receivables Trust 2005-1 (the “Trust”), publicly issued U.S.$299,000,000 of Class A-1 3.9544% Asset Backed Notes due on the September 2006 Payment Date, U.S.$277,000,000 of Class A-2 4.24% Asset Backed Notes due on the November 2007 Payment Date, U.S.$525,000,000 of Class A-3 4.32% Asset Backed Notes due on the August 2009 Payment Date, U.S.$361,217,000 of Class A-4 LIBOR + 0.02% Asset Backed Notes due on the April 2011 Payment Date and U.S.$37,783,000 of Class B 4.58% Asset Backed Notes due on the August 2012 Payment Date (the “Notes”) pursuant to a registration statement (No. 333-125612) declared effective on June 21, 2005. The lead managers for the issuance of the Notes were Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated (the “Representatives”). Capital One Auto Receivables, LLC (the “Registrant”) paid the underwriters a fee of U.S.$2,982,761.30 in connection with the sale of the Notes. The Registrant also paid general transaction expenses, estimated to be $1,000,000. The net proceeds from the sale of the Notes, which amounted to U.S.$1,496,982,236.12, were used by the Trust to purchase a pool of motor vehicle installment loans secured by a combination of new and used automobiles, light-duty trucks and motorcycles originated by Capital One Auto Finance, Inc. (“COAF”), which constitute the receivables included in the assets of the Trust, from the Registrant. The Registrant acquired such receivables from COAF. The Trust also used the net proceeds from the sale of the Notes for general expenses relating to the Trust.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Capital One Auto Receivables, LLC and the Co-Registrant, Capital One Prime Auto Receivables Trust 2005-1 by its Administrator, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 2, 2005	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ Stephen Linehan
	Name:	Stephen Linehan
	Title:	Assistant Vice President

September 2, 2005	CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2005-1

	By:	Capital One Auto Receivables, LLC, Depositor of the Capital One Prime Auto Receivables Trust 2005-1

	By:	/s/ Albert A. Ciafre
	Name:	Albert A. Ciafre
	Title:	Assistant Vice President

EXHIBIT INDEX

Exhibit No.	Document Description
1.1	Underwriting Agreement dated August 23, 2005, among the Registrant, COAF and the Representatives.

3.1	Amended and Restated Limited Liability Company Agreement of the Registrant dated as of July 26, 2001 (incorporated by reference to Registrant from Periodic Report on Form 8-K, Registration Statement file no. 333-54736, dated March 13, 2001).

4.1	Amended and Restated Trust Agreement dated August 30, 2005 between the Registrant and the Wilmington Trust Company, not in its individual capacity but solely as owner trustee.

4.2	Indenture dated August 30, 2005 between the Trust and JPMorgan Chase Bank, N.A., as the indenture trustee (the “Indenture Trustee”) (including forms of Notes).

10.1	Purchase Agreement dated August 30, 2005 between COAF and the Registrant.

10.2	Sale and Servicing Agreement dated August 30, 2005 between the Trust, COAF, the Registrant and the Indenture Trustee.

10.3	Administration Agreement dated August 30, 2005 among the Trust, COAF, as the administrator, and the Indenture Trustee.

25.1	Statement of Eligibility on Form T-1 of the Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, file no. 333-106575, filed on November 18, 2004).